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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 15, 2003


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)



British Columbia, Canada               000-17082                    N/A
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    (Jurisdiction of           (Commission File Number)         (IRS Employer
      Incorporation)                                         Identification No.)


                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.   OTHER EVENTS

          On April 15, 2003, QLT Inc. reported that its alliance partner, Novartis, announced global Visudyne(R) (verteporfin) sales of approximately US$82.1 million for the quarter ended March 31, 2003. This represents an increase of 20% over sales in the first quarter of 2002.

ITEM 7.   EXHIBITS

Exhibit
Number    Description
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99.1      Press release dated April 15, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                        QLT Inc.
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                                                     (Registrant)



Date    April 15, 2003                By         /s/ Paul J. Hastings
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                                                      (Signature)
                                         Paul J. Hastings
                                         President and Chief Executive Officer